Pledged Bank Deposit	12 Months Ended
Dec. 31, 2012
Financial Instruments Pledged as Collateral [Abstract]
Pledged Bank Deposit
Pledged bank deposit

Pursuant to the Master Sale and Purchase Agreement of the acquisition (see note 3) entered into between ASMPT and Siemens Aktiengesellschaft , ASMPT provided a bank guarantee to Siemens AG upon completion of the acquisition for the purpose of securing certain obligations to an amount of €20 million. Per December 31, 2012, a bank deposit amounting to €20 million is pledged for the purpose of securing the bank guarantee. The pledged bank deposit will be released on January 7, 2015.

The pledged bank deposit carried interest at market rates of 0.1% (2011: 0.95%) per annum.